Exhibit 99.1

Aspen Technology Reports Fourth Consecutive Quarter of Software License Revenue Growth

    CAMBRIDGE, Mass.--(BUSINESS WIRE)--April 29, 2004--

               Company Delivers Significant Improvement
         in Year-over-Year Operating Margins Driven by Rebound
                 in Spending From the Chemicals Market

    Aspen Technology, Inc. (NASDAQ: AZPN) today reported financial results for its fiscal 2004 third quarter and nine months ended March 31, 2004.
    Total revenues for the third quarter totaled $80.7 million, with software license revenues of $35.9 million and services revenues of $44.8 million. On a Generally Accepted Accounting Principles (GAAP) basis, the company reported third quarter net income of $1.5 million, or $0.03 per diluted share, compared to a net loss of $2.0 million, or ($0.05) per diluted share, in the same period last year. On a pro forma (non-GAAP) basis, excluding the preferred stock dividend and discount accretion, the company reported fiscal 2004 third quarter net income of $4.9 million, or $0.06 per diluted share.
    "The strength of our business in the chemicals and oil & gas industries, combined with continued operational execution, enabled us to meet or exceed our quarterly targets for revenue and net income for the sixth consecutive quarter," said David McQuillin, President and CEO of AspenTech. "We continue to see modest improvements in the global economic environment and our customer base is actively looking to invest in IT solutions that support their corporate-wide initiatives to improve operational performance.
    "During the past nine months, we have released nine new products, which we believe will fuel our future growth. Now, our challenge as a company is to focus on capturing the growth opportunities of these new products, as well as maximize the performance of our existing point solutions. As we build our sales pipeline for these products, we plan to reallocate organizational resources into sales and marketing activities that support our plans for profitable, sustainable growth in fiscal 2005 and beyond."
    Total revenues for the nine months ended March 31, 2004 were $238.1 million, with software license revenues growing by approximately seven percent year-over-year to $108.7 million and services revenue totaling $129.4 million. On a GAAP basis, the company reported net income of $6.4 million, or $0.13 per diluted share, as compared to a net loss of $151.8 million, or ($3.96) per diluted share, for the same period last year. On a pro forma (non-GAAP) basis, excluding the preferred stock dividend and discount accretion, the company reported net income of $9.3 million, or $0.12 per diluted share, compared to a pro forma (non-GAAP) loss of $7.7 million, or ($0.20) per diluted share, in the prior year.
    "The company has made significant strides in consistently meeting or exceeding our operational targets and improving our financial performance, as evidenced by the year-over-year increase in our operating margins," said Charles Kane, Senior Vice President & CFO. "As we seek to grow our revenues and hit our long-term operating margin goals, it is necessary to maintain our focus on operational improvement and invest in the areas of the business that will produce the greatest growth opportunities."

    Third Quarter Highlights

    AspenTech accomplished the following in the third quarter:

    -- Generated 6.6 percent operating margins, its highest quarterly operating margin in four years and a more than two-fold improvement from last year's third quarter.

    -- Lowered DSOs for billed receivables by 21 days to 67 days compared to 88 days in the third quarter of fiscal 2003.

    -- Pro forma (non-GAAP) net income more than doubled from the year-ago quarter.

    -- Paid down approximately $12 million of debt, relating to the company's outstanding convertible debentures.

    -- Signed significant license transactions with Eni Refining, Suncor Energy, Statoil, Mitsui Chemicals, Lubrizol, Valero Energy Corporation and L'Oreal.

    -- Delivered on new product development commitments with the commercial launch of the Aspen Operations Manager Suite and the roll-out of the company's first vertical market solution, Aspen Oil & Gas.

    -- Received prestigious awards from Frost & Sullivan and the Supply Chain Council in recognition of the company's differentiated technology and value proposition to customers. The company was also recognized by the Service and Support Professionals Association for the third year in a row for outstanding customer support.

    The company will hold a conference call and webcast to discuss its financial results, business outlook, and related corporate and financial matters at 5:00 p.m. eastern time on Thursday, April 29, 2004. Interested parties may listen to a live webcast of the call by logging on to AspenTech's website: http://www.aspentech.com and clicking on the "Webcast" link under the Investor Relations section of the site. A replay of the call will be archived on AspenTech's website for the next twelve months and will also be available for forty-eight hours via telephone, beginning at 8:00 p.m. eastern time on April 29, 2004, by dialing (800) 642-1687 and entering in confirmation code:
6816709.

    Pro Forma (non-GAAP) Results

    AspenTech reports pro forma financial results, which exclude certain non-operational, non-cash and other specified charges that management generally does not consider in evaluating the Company's ongoing operations. These results are provided as a complement to results provided in accordance with accounting principles generally accepted in the United States (known as "GAAP"). Management believes this pro forma measure helps indicate underlying trends in the Company's business, and uses this pro forma measure to establish budgets and operational goals that are communicated internally and externally, to manage the Company's business and to evaluate its performance. A reconciliation of pro forma to GAAP is included in the attached condensed consolidated financial statements.

    About AspenTech

    Aspen Technology, Inc. provides industry-leading software and implementation services that enable process companies to increase efficiency and profitability. AspenTech's engineering product line is used to design and improve plants and processes, maximizing returns throughout an asset's operating life. Its manufacturing/supply chain product line allows companies to increase margins in their plants and supply chains, by managing customer demand, optimizing production, and streamlining the delivery of finished products. These two offerings are combined to create solutions for enterprise operations management
(EOM), integrated enterprise-wide systems that provide process manufacturers with the capability to dramatically improve their operating performance. Over 1,500 leading companies already rely on AspenTech's software, including Aventis, Bayer, BASF, BP, ChevronTexaco, Dow Chemical, DuPont, ExxonMobil, Fluor, Foster Wheeler, GlaxoSmithKline, Shell, and Total. For more information, visit www.aspentech.com.

    The third, fourth and sixth paragraphs of this press release contains forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. For this purpose, any statement using the term "will," "should," "could," "anticipates," "believes" or a comparable term is a forward-looking statement. Actual results may vary significantly from AspenTech's expectations based on a number of risks and uncertainties, including: AspenTech's lengthy sales cycle which makes it difficult to predict quarterly operating results; the FTC's investigation of AspenTech's acquisition of Hyprotech; fluctuations in AspenTech's quarterly operating results; AspenTech's dependence on customers in the cyclical chemicals, petrochemicals and petroleum industries; AspenTech's ability to raise additional capital as required; AspenTech's ability to integrate the operations of acquired companies; intense competition; AspenTech's need to develop and market products successfully; reliance on relationships with strategic partners; and other risk factors described from time to time in AspenTech's periodic reports and registration statements filed with the Securities and Exchange Commission. AspenTech cannot guarantee any future results, levels of activity, performance, or achievements. Moreover, neither AspenTech nor anyone else assumes responsibility for the accuracy and completeness of any forward-looking statements. AspenTech undertakes no obligation to update any of the forward-looking statements after the date of this press release.

    AspenTech and the Aspen logo are trademarks of Aspen Technology, Inc., Cambridge, Mass.


                        ASPEN TECHNOLOGY, INC.
            CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                 (in thousands, except per share data)

                                Three Months Ended  Nine Months Ended
                               March 31, March 31, March 31, March 31,
                                   2004     2003      2004       2003
                                -------- -------- --------- ----------
REVENUES:
  Software licenses             $35,914  $34,883  $108,736   $101,310
  Services                       44,785   44,846   129,397    138,642
                                -------- -------- --------- ----------
    Total revenues               80,699   79,729   238,133    239,952
                                -------- -------- --------- ----------

EXPENSES:
  Cost of software licenses       3,854    2,891    11,786      9,737
  Cost of services               25,345   25,745    74,223     80,576
  Selling and marketing          23,818   24,455    71,281     80,640
  Research and development       14,234   15,727    44,534     49,469
  General and administrative(1)   8,098    8,893    25,005     27,637
  Goodwill Impairment Charge          -        -         -     74,715
  Restructuring & Other One
   Time Charges                       -    2,100     2,000     62,629
                                -------- -------- --------- ----------
    Total costs and expenses     75,349   79,811   228,829    385,403
                                -------- -------- --------- ----------

  Income (loss) from operations   5,350      (82)    9,304   (145,451)

  Other income (expense), net       462       64       757       (750)
  Interest income, net              460      349     2,077      1,198
                                -------- -------- --------- ----------

  Income (loss) before provision
   for income taxes               6,272      331    12,138   (145,003)

  Provision for income taxes      1,352        -     2,855          -
                                -------- -------- --------- ----------

    Net income (loss)             4,920      331     9,283   (145,003)

   Accretion of preferred stock
    discount and dividend(2)     (3,400)  (2,291)   (2,900)    (6,812)
                                -------- -------- --------- ----------

  Net income (loss) applicable
   to common stockholders        $1,520  $(1,960)   $6,383  $(151,815)
                                ======== ======== ========= ==========

EARNINGS PER SHARE:
  Basic net income (loss) per
   common share                   $0.04   $(0.05)    $0.16     $(3.96)
                                ======== ======== ========= ==========

  Diluted net income (loss) per
   common share                   $0.03   $(0.05)    $0.13     $(3.96)
                                ======== ======== ========= ==========

  Weighted average shares
   outstanding - Basic           41,049   38,795    40,326     38,295
                                ======== ======== ========= ==========

  Weighted average shares
   outstanding - Diluted         51,907   38,795    48,275     38,295
                                ======== ======== ========= ==========

PRO FORMA EARNINGS PER SHARE:
   Pro forma net income (loss) excludes Accretion of preferred stock discount and dividend for all periods and Restructuring and other charges for the periods ended March 31, 2003, and pro forma weighted average shares outstanding assumes the conversion of the Series D preferred stock to common stock.

  Net income (loss)              $4,920   $2,431    $9,283    $(7,659)
                                ======== ======== ========= ==========

  Diluted earnings (loss) per
   share                          $0.06    $0.06     $0.12     $(0.20)
                                ======== ======== ========= ==========

 Weighted average shares
   outstanding - diluted         88,244   40,938    78,556     38,295
                                ======== ======== ========= ==========

(1) General and administrative costs include amortization of intangible assets of $1.9 million and $5.8 million in the three and nine months ended March 31, 2004, and $2.2 million and $8.7 million in the three and nine months ended March 31, 2003.

(2) Detail of this amount is provided on the reconciliation of net income (loss) to pro forma net income (loss)


Supplemental information - Reconciliation of net income (loss) to pro forma net income (loss)

                               Three Months Ended   Nine Months Ended
                               March 31, March 31, March 31, March 31,
                                   2004     2003      2004       2003
                               --------- -------- --------- ----------

Net income (loss) applicable to
 common stockholders             $1,520  $(1,960)   $6,383  $(151,815)
  Adjustments to net income (loss):
  Restructuring and other
   charges                            -    2,100         -    137,344
  Preferred stock discount
   and dividend accretion         3,400    2,291     9,352      6,812
  Gain on conversion of
   Series B redeemable
   preferred stock                    -        -    (6,452)         -
                               --------- -------- --------- ----------

 Pro forma net income (loss)     $4,920   $2,431    $9,283    $(7,659)
                               ========= ======== ========= ==========


                        ASPEN TECHNOLOGY, INC.
                 CONSOLIDATED CONDENSED BALANCE SHEETS
                            (in thousands)

                                                  March 31,  June 30,
                                                     2004      2003
                                                  --------- ---------
ASSETS
Current assets:
  Cash, cash equivalents and short-term
   investments                                    $114,387   $51,567
  Accounts receivable, net                          60,225    77,725
  Unbilled services                                 18,399    15,279
  Current portion of long-term installments
   receivable, net                                  20,301    34,720
  Deferred tax asset                                 2,929     2,929
  Prepaid expenses and other current assets          9,667    11,581
                                                  --------- ---------

     Total current assets                          225,908   193,801
                                                  --------- ---------

Long-term installments receivable, net              69,110    73,377
Equipment and leasehold improvements, net           23,895    31,158
Computer software development costs, net            18,998    17,728
Intangible assets, net                              36,182    41,279
Purchased intellectual property, net                 1,437     1,861
Deferred tax asset                                  13,831    13,831
Other assets                                         3,925     5,445
                                                  --------- ---------

  Total assets                                    $393,286  $378,480
                                                  ========= =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Current portion of long-term debt                 $1,996    $3,849
  Amount owed to Accenture                               -     8,162
  Accounts payable and accrued expenses             70,949    82,094
  Unearned revenue                                  18,714    20,492
  Deferred revenue                                  36,007    37,266
                                                  --------- ---------
    Total current liabilities                      127,666   151,863
                                                  --------- ---------

Long-term debt, less current maturities             64,201    89,911
Deferred revenue, less current portion               6,637     9,815
Deferred tax liability                              11,195    13,258
Other liabilities                                    8,150    16,009
                                                  --------- ---------

Redeemable preferred stock                         103,303    57,537

Total stockholders' equity                          72,134    40,087
                                                  --------- ---------
  Total liabilities and stockholders' equity      $393,286  $378,480
                                                  ========= =========


    CONTACT: Aspen Technology, Inc.
             Joshua Young, 617-949-1274
             joshua.young@aspentech.com